UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

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Check the appropriate box:
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[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material pursuant to ss.240.14a-12


                        GREATER ATLANTIC CAPITAL TRUST I

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                (Name of Registrant as Specified in its Charter)


                        GREATER ATLANTIC FINANCIAL CORP.

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                              CONSENT SOLICITATION
                        GREATER ATLANTIC CAPITAL TRUST I

                    Important Reminder About Your Investment!
                              Time is Running Out!

Dear TRUPS Holder:

     We have previously sent you consent material relating to the Greater Atlantic Capital Trust I 6.50% Cumulative Convertible Trust Preferred Securities (the "TRUPS"), for the purpose of soliciting consents to enter into a Supplemental Indenture. The consent solicitation has been extended from 5:00 p.m., Eastern Time, on October 23, 2009, to 5:00 p.m., Eastern Time, on November 6, 2009. Our records show that we have not received your consent as of the present time. To save the Trust additional expense and time of additional solicitation, please complete, sign, date and return the enclosed consent in the envelope provided as soon as possible.

     For your convenience and as an efficient manner to vote your shares, you may vote by internet or telephone. If you would like to vote by internet or telephone, please follow the instructions on the enclosed consent form.

     If you need another copy of the consent solicitation materials or have any questions, please call our Solicitation Agent, Laurel Hill Advisory Group, LLC, at (888) 742-1305.

     Whether your holdings are large or small your consent is important. As time is short, please send your consent as soon as possible.

                                           Sincerely,

                                           /s/ Carroll E. Amos

                                           Carroll E. Amos
                                           President and Chief Executive Officer

                  Your Consent is Important to your Investment
                              Your Reply is URGENT